Filed with the Securities and Exchange Commission on April 27, 2026
REGISTRATION NO. 333-274025

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 1

FORTITUDE LIFE INSURANCE & ANNUITY COMPANY
(Name of Insurance Company)

TEN EXCHANGE PLACE, SUITE 2210
JERSEY CITY, NEW JERSEY 07302
(Address of Insurance Company’s principal executive offices)

(615) 981-8801
(Insurance Company’s Telephone Number, including Area Code)

FORTITUDE LIFE INSURANCE & ANNUITY COMPANY
C/O CT CORPORATION
3800 NORTH CENTRAL AVENUE, SUITE 460
PHOENIX, ARIZONA 85012
(Name and address of agent for service)

COPIES TO:
RICHARD E. BUCKLEY
SENIOR VICE PRESIDENT & ASSISTANT GENERAL COUNSEL
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY
TEN EXCHANGE PLACE, SUITE 2210
JERSEY CITY, NEW JERSEY 07302
(615) 981-8801

Approximate Date of Proposed Public Offering: Continuously on and after the effective date of this Registration Statement

It is proposed that this filing become effective: (check appropriate box)

□	immediately upon filing pursuant to paragraph (b) of Rule 485
⊠	on May 1, 2026 pursuant to paragraph (b) of Rule 485
□	60 days after filing pursuant to paragraph (a)(i) of Rule 485
□	on __________ pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

□	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
□	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)) on May 1, 2025 pursuant to paragraph (b) of Rule 485
□

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

⊠	Insurance Company relying on Rule 12h-7 under the Exhchange Act
□	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

FORTITUDE LIFE INSURANCE & ANNUITY COMPANY
A Fortitude Re Company
Ten Exchange Place, Suite 2210, Jersey City, NJ 07302

GUARANTEED MATURITY ANNUITY

Market Value Adjusted Annuity
Prospectus Dated: May 1, 2026

If you are receiving this prospectus, it is because you currently own the Annuity listed above. This Annuity is no longer offered for new sales.

This prospectus describes Guaranteed Maturity Annuity (the “Contract”), offered by Fortitude Life Insurance & Annuity Company, formerly named Prudential Annuities Life Assurance Corporation and previously American  Skandia Life Assurance Corporation (“we”, “our”, “us” or “the Company”). The Contract provides for the potential accumulation of retirement savings by allocating your purchase payments to one of several Guarantee Periods during the accumulation phase and retirement income through annuitization during the income phase. The Contract is intended for retirement or other long-term investment purposes. While your money remains in the Contract for the full Guarantee Period, your principal amount is guaranteed and will earn a minimum interest rate. See “Appendix A” for additional information about each investment option.

This prospectus describes all the investment options, features, and benefits that we make available under the Annuity. The availability of investment options, features and benefits described in this prospectus may vary depending on the broker-dealer through which the Contract is sold (“financial intermediary variations”). We have identified all such financial intermediary variations that are known or reasonably available to us. Financial intermediary variations may be imposed by some broker-dealers without our knowledge. For example, your Financial Professional may not recommend a particular investment option or benefit to you because of a decision by the Financial Professional’s broker-dealer not to offer that investment option or benefit to its customers. Taking into consideration the breadth of our distribution network, we are unable to obtain information about all financial intermediary variations without unreasonable effort or expense. You should discuss with your Financial Professional any limitations, restrictions, or other variations related to the investment options, benefits or other features available to you through your Financial Professional.

The Contract is no longer available for new purchases. However, existing Contracts are eligible for renewal Guarantee Periods. This prospectus sets forth information about the Contract that current Contract owners should know. Please read this prospectus and keep it for future reference. The Contract is a complex investment that involves risks, including potential loss of principal.

The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in withdrawal charges, taxes, and tax penalties. In addition, premature withdrawals from the Contract during a Guarantee Period will result in a Market Value Adjustment. In extreme circumstances, the maximum potential loss resulting from a negative Market Value Adjustment is 100% of the amount invested in the Guarantee Period. The Company’s obligations under the Contract are subject to its financial strength and claims-paying ability.

In compliance with  U.S. law, we deliver this prospectus to Annuity Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Annuity Owners while outside of the United States.

These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the  U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional information about certain investment products, including market value adjusted annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at  www.investor.gov.

FOR FURTHER INFORMATION CALL 1-800-879-7012 OR VISIT:  WWW.PRUDENTIAL.COM/ANNUITIES

FREGMA-PROS

GLOSSARY OF TERMS

Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

Annuitant: The person upon whose life your Annuity is written.

Annuity Date: The date you choose for annuity payments to commence.

Beneficiary: A person designated as the recipient of the death benefit.

Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.

Contract Date: The effective date of your Contract (shown as your “Certificate Date” with respect to a group Annuity).

Contract Years: The continuous 12-month periods commencing on the Contract Date and each anniversary of the Contract Date.

Current Rate: The applicable interest rate we offer for a Guarantee Period for your type of Contract. Current Rates are contained in a schedule of rates established by us from time to time for the Guarantee Periods then being offered. We may establish different schedules for different types of Contracts.

Gross Surrender Value: The portion of the Interim Value you specify, as of any date, for a full or partial surrender.

Guarantee Period: The period during which the rate at which interest is credited to your Contract is guaranteed.

Initial Guarantee Rate: The rate of interest credited during the initial Guarantee Period for a Contract.

Interim Value: The Net Premium credited to a Contract plus all interest credited on such Net Premium, less the sum of all previous Gross Surrender Values and interest thereon from the date of each surrender, plus or minus any market value adjustment made when choosing an alternate Guarantee Period and interest thereon from the date such alternate Guarantee Period begins.

Market Value Adjustment: A Market Value Adjustment used in the determination of Account Value of a Market Value Adjustment Fixed Allocation on any day prior to the Maturity Date of such Market Value Adjustment Fixed Allocation.

Maturity Date: The last day of the Guarantee Period.

Net Premium: A premium less any applicable sales charge applied to premium when received and any applicable premium tax deducted upon receipt of premium.

Net Surrender Value: The amount payable on a full or partial surrender after the application of any charges and market value adjustment.

Office: Our business office, the Annuities Service Center, is the place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Annuities Service Center at any time and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Annuities Service Center address.

Participant: Either an eligible entity or person who participates in a group Contract or is named as having ownership rights in relation to an Annuity issued as an individual contract. Eligibility depends on the specific Contract.

Subsequent Guarantee Rate: The rate of interest established by us for crediting to your Contract during a subsequent Guarantee Period.

Surrender Date: The date we receive a completed request In Writing for a surrender.

“We,” “our,” “us”, “FLIAC”, or “the Company”: Fortitude Life Insurance & Annuity Company.

“You” or “your”: the Owner(s) shown in the Annuity.

OVERVIEW OF THE CONTRACT

The Annuity referenced in this prospectus and applicable riders is no longer available for new sales.

Purpose of the Contract

The Contract is a long-term investment designed for long-term retirement purposes because it allows you to accumulate retirement savings and provides a death benefit, and also offers annuity payment options when you are ready to begin receiving income. This Contract may be appropriate for investors accumulating retirement savings on a tax-deferred basis who would seek guaranteed income through an annuity payment option. This Contract may not be appropriate for investors who may need access to their money before the end of the Guarantee Period.

Phases of the Contract

The Contract features two distinct phases – the accumulation phase and the income phase. During the accumulation phase, earnings grow on a tax-deferred basis and are taxed as ordinary income when you make a withdrawal. During the income phase (after annuitization), you can elect to receive annuity payments. The amount of money you accumulated in your Contract during the accumulation phase will help determine the amount of the payments you will receive during the income phase. Other factors will affect the amount of your payments such as age, gender and the payout option you selected. After annuitization, the death benefit described in this prospectus will no longer apply.

Investment Options

You can allocate your purchase payment to one of the Guarantee Periods available under the Contract. You will earn interest on your invested purchase payment at the rate that we have declared for the Guarantee Period you have chosen.

If you withdraw money from the Contract more than 30 days prior to the end of the Guarantee Period, we will apply a Market Value Adjustment, which may be positive or negative. You could lose a significant amount of money due to a negative Market Value Adjustment. The following transactions, when they occur more than 30 days prior to the end of the Guarantee Period, are subject to a Market Value Adjustment: (i) withdrawals (including partial withdrawals, full surrenders, systematic withdrawals and Required Minimum Distributions) and (ii) annuitization.

Additional information about the Guarantee Periods is provided in “Appendix A” to the prospectus.

Contract Features

Death Benefit: A death benefit of the greater of your Contract’s Interim Value or 100% of premium less the sum of all prior Gross Surrender Values, is provided in the event of your death or the Annuitant’s death (if there is no Contingent Annuitant) if occurring both (a) prior to the Annuity Date, and (b) before the beginning of the Contract Year which starts following the earlier of your or the Annuitant’s 85th birthday.

Automated Withdrawals: The Contract offers an automated withdrawal feature that allows you to receive periodic withdrawals at intervals you specify. Income taxes, additional taxes, withdrawal charges, and a Market Value Adjustment may apply to any withdrawal you make, including under the automated withdrawal program.

KEY INFORMATION

Important Information You Should Consider About the Annuity
Fees, Expenses, and Adjustments
Are there Charges or Adjustments for Early Withdrawals?

Yes.
Withdrawal Charges: Effective September 16, 2002, all references to surrender charges throughout the Prospectus are no longer applicable and are deleted. This change affects existing Participants who purchased the Annuity prior to September 16, 2002, as well as, new Participants who purchase the Annuity on or after September 16, 2002. There is no surrender charge applied if the Annuity is surrendered or a partial withdrawal is made, including any amounts withdrawn under the Free Withdrawal privilege or the Medically Related Withdrawals provision. The Company reserves the right to assess a surrender charge when offering the Contract in the future. However, Participants who purchased an Annuity before such date will not be subject to a surrender charge.
Market Value Adjustments: If you withdraw money from the Contract more than 30 days prior to the end of the Guarantee Period, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested.
You could lose up to 100% of your investment in the Contract as a result of a negative Market Value Adjustment.  For example, if you allocate $100,000 to a 3 year Guarantee Period and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay withdrawal charges, taxes and tax penalties. The following transactions, when they occur more than 30 days prior to the end of the Guarantee Period, are subject to a Market Value Adjustment: (i) withdrawals (including partial withdrawals, full surrenders, systematic withdrawals and Required Minimum Distributions) and (ii) annuitization.
For more information on Market Value Adjustments, please refer to the “Charges and Adjustments” section of this prospectus.

Are there Transaction Charges?

Yes.
In addition to Market Value Adjustments, you may be charged for other transactions. Charges may be applied to transfers (if more than 20 in an Annuity Year), requesting additional or duplicate reports, or if state or local premium taxes are assessed. For more information on transaction charges, please refer to the “Charges and Adjustments”    section of this prospectus.

Are there Ongoing Fees and Expenses?	No. We do not assess any ongoing fees and expenses.

Risks
Is there a Risk of Loss from Poor Performance?

No.
While your money remains in the Contract for the full Guarantee Period, your principal amount is guaranteed. However, an early withdrawal may result in the loss of principal due to withdrawal charges and a negative Market Value Adjustment, and an investment in the Contract is subject to other risks described in this prospectus.

Is this a Short-Term Investment?

No.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Because of the long-term nature of the Contract, you should consider whether the Annuity is consistent with your financial situation and objectives.
Withdrawals may be subject to withdrawal charges and federal and state income taxes, as well as a 10% additional tax. If you withdraw money from the Contract more than 30 days prior to the end of the Guarantee Period, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested. During the 30-day period ending on the last day of the Guarantee Period, you may choose to start a new Guarantee Period (provided that the new Guarantee Period ends prior to the contract anniversary next following the annuitant’s 95th birthday and that you reinvest at least $1,000), apply the contract value to an annuity or settlement option, or surrender all or a portion of the value from the Contract. If we do not receive any instructions by the end of the Guarantee Period, we will automatically transfer the contract value from the current Guarantee Period into a new Guarantee Period of the same duration (provided that the new Guarantee Period ends prior to the contract anniversary next following the annuitant’s 95th birthday and that at least $1,000 is reinvested).
For more information on the short-term investment risks, please refer to the “Principal of Risks of Investing in the Contract” section of this prospectus.

What are the Risks Associated with the Investment Options?

An investment in the Contract is subject to the risks related to transactions that you may request. You should review the Guarantee Periods before making an investment decision.
For more information on the risks associated with Investment Options, please refer to the “Principal Risks of Investing in the Contract” section, the “The Guarantee Periods” section, and “Appendix A” section of this prospectus.

Risks
What are the Risks Relates to the Insurance Company?

An investment in the Contract is subject to the risks related to the Company. Any obligations, guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request. Such requests can be made toll free at 1-800-879-7012.
For more information on insurance company risks, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus

Restrictions
Are there Restrictions on the Investment Options?

Yes.
You must reinvest at least $1,000 to a renewal Guarantee Period.
You may not elect a Guarantee Period that would end on or after the contract anniversary next following the annuitant’s 95th birthday, except a one-year Guarantee Period.
We reserve the right to reduce the Guarantee Periods we offer for renewal to one. If we exercise this right, your options will be to renew into the Guarantee Period we offer or surrender the Contract.
Certain Investment Options may not be available through certain financial intermediaries. See the Cover Page for additional information.
For more information on investment restrictions, please refer to the “The Guarantee Periods” section and the “Principal Risks of Investing in the Contract” section of this prospectus.

Are there any Restrictions on Contract Benefits?

Yes.
We reserve the right to cease paying automated withdrawals if paying any such withdrawal would cause the contract value to be less than $2,000.
Annuitizing the Contract terminates the death benefit.
Certain Contract Benefits may not be available through certain financial intermediaries. See the Cover Page for additional information.
For more information on benefits under the Contract, please refer to the “Benefits Available Under the Contract” section of this prospectus.

Taxes
What are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information on tax implications, please refer to the “Taxes”  section of this prospectus.

Conflicts of Interest
How are Investment Professionals Compensated?

Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, based on your investment in the Annuity.
For more information on investment professional compensation, please refer to the Statement of Additional Information.

Should I Exchange my Contract?

Some investment professionals may have a financial incentive to offer you a new contract  in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable to purchase the new contract, rather than continue to own your existing contract. This Annuity is no longer sold.
For more information on exchanges, please refer to the Statement of Additional Information.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Annuity. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Account Value is removed from the Contract  before the expiration of a specified period.

Adjustments
Market Value Adjustment Maximum Potential Loss (as a percentage of Contract Value)[1]	100%
1.	The following transactions, when they occur more than 30 days prior to the end of the Guarantee Period, are subject to a Market Value Adjustment: (i) withdrawals (including partial withdrawals, full surrenders, systematic withdrawals and Required Minimum Distributions) and (ii) annuitization.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

The risks identified below are the principal risks of investing in the Contract. The Contract may be subject to additional risks other than those identified and described in this prospectus.

Risk of Loss: You could lose money by investing in the Contract, including your principal investment. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risks Associated with the Guarantee Periods:  We determine the interest rates credited to each Guarantee Period in our sole discretion, subject to guaranteed minimums, and we may change the rates for new Guarantee Periods at any time. Any change in interest rates do not affect Guarantee Periods that began before the date of the change. There is a risk that the interest rates for new Guarantee Periods will be lower than the rates that were previously in effect. In addition, if you withdraw money from the Contract more than 30 days prior to the end of the Guarantee Period, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested. You could lose up to 100% of your investment in the Contract as a result of a negative Market Value Adjustment. Generally, if interest rates have risen since the beginning of the Guarantee Period, the Market Value Adjustment will be negative.

Early Withdrawal Risk: The Contract is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with your financial situation and objectives. Withdrawals under the Contract, including partial withdrawals and a full surrender, may be subject to withdrawal charges, negative Market Value Adjustments and negative tax consequences. While the Contract provides a Death Benefit, the amount of that benefit is equal to the contract value and is reduced for any withdrawals you take.

Insurance Company Risk: No company other than us has any legal responsibility to pay amounts that we owe under the Annuity, including amounts allocated to the Fixed Allocations, which are supported by our general account and are subject to our claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. You should look to our financial strength for our claims-paying ability. We are also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect us and our ability to conduct business and process transactions. Although we have business continuity plans, it is possible that the plans may not operate as intended or required and that we may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

Possible Adverse Tax Consequences:  The tax considerations associated with the Contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before taking actions related to your Contract, you should consult with a qualified tax advisor for complete information and advice. For example, distributions from your Contract are generally subject to ordinary income taxation on the amount of any investment gain. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain.

Contract Changes Risk:  We reserve the right to reduce the Guarantee Periods we offer for renewal to one. If we exercise this right, your options will be to renew into the Guarantee Period we offer or surrender the Contract.

Cyber Security and Business Continuity Risks: With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s Portfolios and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to a Portfolio, an inability to calculate unit values with respect to the Annuity and/or the net asset value (“NAV”) with respect to a Portfolio, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and  reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the Portfolios offered under the Annuity may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the Portfolios, and the issuers in which the Portfolios invest.

The military invasion of Ukraine initiated by Russia in February 2022 and the resulting response by the United States and other countries have led to economic disruptions, as well as increased volatility and uncertainty in the financial markets. It is not possible to predict the ultimate duration and scope of the conflict, or the future impact on  U.S. and global economies and financial markets.

Artificial Intelligence Risk: In addition to the cyber security risks described above, the development, adoption and use of AI, including generative artificial intelligence (“Generative AI”), by us and by third parties on whom we rely may increase existing operational risks or create new operational risks that we are not currently anticipating. AI technologies offer potential benefits in areas such as customer service personalization and process automation, and we expect to use AI and Generative AI to help deliver products and services and support critical functions. We also expect third parties on whom we rely to do the same. There are significant risks involved in developing and deploying AI, and there can be no assurance that its use will enhance our products or services or be beneficial to our business, including our efficiency or profitability. The risk that AI and Generative AI may be misused is increased by the relative newness of the technology, the speed at which it is being adopted, and the lack of laws, regulations or standards governing its use. Such misuse could expose the Company to legal or regulatory risk, damage customer relationships or cause reputational harm. Further, our ability to continue to develop and efficiently deploy AI technologies depends on access to specific third-party equipment and other physical infrastructure, such as processing hardware and network capacity, the availability and pricing of which is difficult to control, especially in a highly competitive environment. Our competitors may also adopt AI or Generative AI more quickly or more effectively than we do, which could cause competitive harm. Because the Generative AI technology is so new, some of the potential risks of Generative AI are currently unknowable.

DESCRIPTION OF INSURANCE COMPANY AND INVESTMENT OPTIONS

WHO IS FORTITUDE LIFE INSURANCE & ANNUITY COMPANY?

Annuities and Life Insurance are issued by Fortitude Life Insurance & Annuity Company (“FLIAC”), located at Ten Exchange Place, Suite 2210, Jersey City, NJ 07302. FLIAC is obligated to pay all amounts promised to investors under the Annuity, subject to its financial strength and claims-paying ability. Fortitude Re has retained The Prudential Insurance Company of America (“PICA”) as an unaffiliated Third-Party Administrator. Variable Annuities are distributed by Prudential Annuities Distributors, Inc. (“PAD”), Shelton, CT (main office). PICA and PAD are Prudential Financial Inc. companies. Each company (FLIAC, PICA, PAD) is solely responsible for its own financial condition and contractual obligations.

Fortitude Re is the marketing name for FGH Parent, L.P. and its subsidiaries, including FLIAC. Each subsidiary is responsible for its own financial condition and contractual obligations.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, we deliver this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.

Rule 12h-7

With respect to the offering of Market Value Adjusted options, the Company relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

Claims of Creditors

To the extent permitted by law, no payment or value under this Annuity is subject to the claims of your creditors or those of any other Owner, any Annuitant, or any Beneficiary.

Deferral of Transactions

We may defer any annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any annuity payout for more than thirty days, we will pay interest as required by state law. We may defer any distribution from any Allocation Option or any transfer from Allocation Options for a period not to exceed seven calendar days from the date the transaction is affected.

The General Account

Our general obligations and any guaranteed benefits under the Contract are supported by our General Account and are subject to our claims paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular contract or obligation. General Account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The General Account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.

INVESTMENT OPTIONS

Market Value Adjusted Options

As of the date of this Prospectus, we offer Guarantee Periods with annual  durations of one to ten years. We may change the Guarantee Periods we offer at some future date; however, any such change will not have an impact on any Guarantee Period then in effect.

Please refer to the Statement of Additional Information  for an illustration of how interest is credited during a Guarantee Period.

At the end of a Guarantee Period that occurs prior to the Annuity Date, a subsequent Guarantee Period begins. At least 30 days prior to the end of any Guarantee Period of at least a year’s duration, or earlier where required by law or regulation, we inform you of the Guarantee Periods available as of the date of such notice. We do not provide a similar notice if the Guarantee Period that is ending is of less than a year’s duration. Subject to our rules, a subsequent Guarantee Period will begin according to your instructions, if received at our Office not less than two business days prior to the last day of the Guarantee Period then coming to an end. If you don’t send us instructions or instructions are not received in a timely fashion, the subsequent Guarantee Period will be equal in duration to the one just ended.

We may change the guarantee periods available at any time, including the period between the date we mail you notice and the date your subsequent guarantee period begins. If you choose a duration that is no longer available on the date your subsequent Guarantee Period begins and we cannot reach you to choose a different duration, the next shortest duration will apply. Similarly, if you have made no choice but we no longer are making available Guarantee Periods equaling the one then ending for your Contract, the next shortest duration will apply. However, in no event will the Guarantee Period end after the Annuity Date.

Alternate Guarantee Periods You may choose to switch to an alternate Guarantee Period that would begin before your current Guarantee Period would normally end, subject to the following rules:

1.	We must receive your request In Writing at our Office.

2.	The beginning of the new Guarantee Period is the first business day after the date we receive all the information we need to process your request.

3.	The Guarantee Period you choose must be one we are making available on the date the new Guarantee Period is to begin.

4.	Your Annuity Date must be the first day of the month on or immediately after an anniversary of the date on which the new Guarantee Period begins. If necessary to meet this requirement, you must choose a new Annuity Date before we will process your request.

5.	The new Guarantee Period may not extend beyond the Annuity Date.

6.	We will process only one such request per Contract per Contract Year.

7.	In certain Contracts, you may not choose a shorter Guarantee Period than the Initial Guarantee Period until after the date the Initial Guaranteed Period was scheduled to end.

Any applicable market value adjustment formula will be applied to your Contract’s Interim Value immediately prior to the beginning of the new Guarantee Period. No surrender charge will be assessed. The resulting Interim Value will be credited interest at the Subsequent Guarantee Rate for the new Guarantee Period.

Exercising this privilege may or may not increase your interim value over time. That will depend on such factors as any market value adjustment applicable at the time the privilege is exercised, the Guarantee Period you choose and Subsequent Guarantee Rate we are then crediting for that Guarantee Period, the length of time you subsequently hold your Contract, and any subsequent partial surrenders or withdrawals under the Free Withdrawal Privilege.

CHARGES AND ADJUSTMENTS

There are charges associated with the Contract that may reduce the return on your investment. These charges and expenses are described below.

Withdrawal Charge

Effective September 16, 2002, all references to surrender charges throughout the Prospectus are no longer applicable and are deleted. This change affects existing Participants who purchased the Annuity prior to September 16, 2002, as well as, new Participants who purchase the Annuity on or after September 16, 2002. There is no surrender charge applied if the Annuity is surrendered or a partial withdrawal is made, including any amounts withdrawn under the Free Withdrawal privilege or the Medically Related Withdrawals provision. The Company reserves the right to assess a surrender charge when offering the Contract in the future. However, Participants who purchased an Annuity before such date will not be subject to a surrender charge.

Tax Charges

Some states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We currently deduct the Tax Charge from the Account Value upon Annuitization. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of the Account Value. The Tax Charge currently ranges up to 3.5%. We reserve the right to deduct the Tax Charge from Purchase Payments when received or from Surrender Value upon surrender. “Surrender Value” refers to the Account Value (which includes the effect of any Market Value Adjustment) less any applicable withdrawal charge, and any applicable Tax Charge.

Company Taxes

We pay company income taxes on the taxable corporate earnings created by this annuity product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the General Account.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the annuity contracts because (i) the Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charges you pay under the Annuity. We reserve the right to change these tax practices.

Market Value Adjustment

If you withdraw money from the Contract more than 30 days prior to the end of the Guarantee Period, we will apply a Market Value Adjustment, which may be positive or negative. A negative market value adjustment could cause you to lose not only the interest you have earned but also a portion of your principal. In extreme circumstances, the maximum potential loss resulting from a negative Market Value Adjustment is 100% of the amount invested in the Guarantee Period. The following transactions, when they occur more than 30 days prior to the end of the Guarantee Period, are subject to a Market Value Adjustment: (i) withdrawals (including partial withdrawals, full surrenders, systematic withdrawals and Required Minimum Distributions) and (ii) annuitization.

We do not impose a Market Value Adjustment to:

•	Withdrawals after the first contract year in an amount equal to the interest earned under your Contract during the immediately preceding contract year;

•	Amounts withdrawn under the Contract’s minimum distribution option to satisfy Internal Revenue Service Required Minimum Distribution rules provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available; and

•	Amounts withdrawn from the Contract under the Waiver for Critical Care. We will allow you to withdraw money from the Contract, and will waive any withdrawal charge and Market Value Adjustment, if the owner or joint owner (if applicable) becomes confined to an eligible nursing home or hospital for a period of at least three consecutive months after the Contract was purchased. You would need to provide us with proof of the confinement. If a licensed physician has certified that the owner or joint owner is terminally ill (has twelve months or less to live) there will be no charge imposed for withdrawals nor any Market Value Adjustment.

We determine the market value adjustment according to a mathematical formula. The Market Value Adjustment is calculated at the time of the transaction by multiplying the unadjusted contract value (before the transaction is processed) by the Market Value Adjustment factor. The Market Value Adjustment factor is determined using a formula that takes into account (i) the difference between the interest rate for the Contract at the inception of the current Guarantee Period and the interest rate offered at the time of calculation for a new Guarantee Period equal to the number of whole years remaining in the current Guarantee Period plus one year, (ii) the amount of time remaining in the Guarantee Period, and (iii) a liquidity factor of 0.25%. Generally, if interest rates have risen since the beginning of the Guarantee Period, the Market Value Adjustment will be negative. Generally, if interest rates have decreased since the beginning of the Guarantee Period, the Market Value Adjustment will be positive.

A negative Market Value Adjustment will reduce your contract value, surrender value, and the death benefit on a dollar-for-dollar basis. We will calculate any applicable withdrawal charge after we have given effect to the Market Value Adjustment.

Generally, the interest rates we offer will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. The Market Value Adjustment is intended to protect us from losses on these investments when we must pay out amounts that are removed from the Contract prior to the end of the Guarantee Period. You should realize, however, that apart from the Market Value Adjustment, the value of the benefits under your Contract does not depend on the investment performance of the bonds and other instruments that we hold to support our guarantees with respect to your Guarantee Period. Apart from the effect of any Market Value Adjustment, we do not pass through to you the gains or losses on the bonds and other instruments that we hold in connection with a Guarantee Period.

You may request a quote of the impact an early distribution would have on your contract value by contacting the Prudential Annuity Service Center at 1-888-PRU-2888. Values fluctuate daily and the actual Market Value Adjustment applied at the time a transaction is processed may be more or less than the values quoted at the time of your call. Additional information about the calculation of the Market Value Adjustment, including the Market Value Adjustment formula and examples, can be found in the Statement of Additional Information.

ANNUITY PERIOD

You may select an annuity option when you purchase an Annuity, or at a later date. You may change this before the Annuity Date under the terms of your contract. In the absence of an election from you, payments will automatically commence on the Annuity Date under option 2, with 120 payments certain. The amount to be applied is the value of your Contract on the Annuity Date. Annuity options in addition to those shown are available with our consent. For qualified annuities, the period certain option may be limited to 10 years or less depending on the circumstances.

You may elect to have any amount of the proceeds due to the Beneficiary applied under any of the options described below. Except where a lower amount is required by law, the minimum monthly annuity payment is $50.

If you have not made an election prior to proceeds becoming due, the Beneficiary may elect to receive the death benefit under one of the annuity options. However, if you made an election, the Beneficiary may not alter such election.

Option 1

Life Annuity: This annuity is payable monthly during the lifetime of the payee, terminating with the last payment due prior to the death of the payee. Since no minimum number of payments is guaranteed, this option offers the maximum level of monthly payments of the annuity options. It is possible that the payee could receive only one payment if he or she dies before the date the second payment was due, and no other payments nor death benefits would be payable.

Option 2

Life Annuity with 120, 180, or 240 Monthly Payments Certain: This annuity provides monthly income to the payee for a fixed period of 120, 180, or 240 months, as selected, and for as long thereafter as the payee lives. Should the payee die before the end of the fixed period, the remaining payments are paid to the Beneficiary to the end of such period.

Option 3

Payments Based on Joint Lives: Under this option, income is payable monthly during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor’s death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all key lives occurs before the date the second payment is due, and no other payments nor death benefits would be payable.

Option 4

Payments for a Designated Period: This annuity provides an amount payable for a specified number of years. The number of years is subject to our then current rules. Should the payee die before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments made are not based on how long we expect Annuitants to live.

The monthly payment varies according to the annuity option you select. The monthly payment is determined by multiplying the value of your Contract on the Annuity Date (expressed in thousands of dollars) less any amount then assessed for premium tax, by the amount of the first monthly payment per $1,000 obtained from your annuity rates. These rates will not be less than those provided in the tables included in the Contract. These tables are derived from the 1983 Individual Annuity Mortality Table with ages set back one year for males and two years for females and with an assumed interest rate of 4% per annum. Where required by law or regulation, such annuity tables will have rates that do not differ according to the gender of the key life. Otherwise the rates will differ according to the gender of the key life.

Annuity payments will be made on the first day of each month once payments begin.

Tax Considerations

If your contract is held under a tax-favored plan, you should consider the Required Minimum Distribution rules under the tax law when selecting your annuity option.   Please refer to the section titled "Taxes".

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits available under the Annuity. Certain Contract Benefits may not be available through certain financial intermediaries. See the Cover Page for additional information.

Name	Purpose	Standard or Optional	Maximum Charge	Restrictions/Limitations
Death Benefit	Provides protection for your Beneficiary(ies) by ensuring that they do not receive less than your contract value.	Standard	None.	Annuitizing the Contract terminates the benefit.
Automated Withdrawals	Allows you to receive periodic withdrawals at intervals you specify.	Standard	None.

  Program may terminate if paying an automated withdrawal would cause contract value to be less than $2,000.

  The minimum automated withdrawal amount is $100.

  May not be used to withdraw the interest earned under your Contract.

BASIC DEATH BENEFIT

On the Contracts we offer as of the date of this Prospectus, “death” means either your death, or the Annuitant’s death if there is no Contingent Annuitant. The amount payable on death prior to the Annuity Date and before the Contract anniversary following the earlier of your or the Annuitant’s 85th birthday is the greater of (1) the Interim Value of your Contract as of the date we receive due proof of death, or (2) the premium allocated to your Contract less the sum of all prior Gross Surrender Values. The amount of the death benefit at any later date prior to the Annuity Date is the Interim Value as of the date we receive “due proof of death”. The following constitutes “due proof of death”:

(a)(i) a certified copy of a death certificate, (ii) a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or (iii) any other proof satisfactory to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the mode of payment of the death benefit, if not previously elected by the Participant. The amount of the death benefit is reduced by any annuity payments made prior to the date we receive In Writing due “proof of death”.

We may offer contracts that pay the death benefit upon the death of: (a) the Participant when the Participant is a natural person; and (b) the Annuitant (unless a Contingent Annuitant was previously designated) when the Participant is not a natural person (such as a trustee). In such Contracts the death benefit would be payable if the death occurred before the 85th birthday of the applicable decedent.

In the absence of your election In Writing prior to proceeds becoming due, the Beneficiary may elect to receive the death benefit under one of the annuity options. However, if you made an election, the Beneficiary may not modify such election. In the event of your death, the benefit must be distributed within:

(a) five years of the date of death; or (b) over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Distribution after your death to be paid under (b) above must commence within one year of the date of death.

For qualified annuities, death distribution options may vary from the above. Please see the "Taxes" section for more information.

If the Annuitant dies before the Annuity Date, the Contingent Annuitant will become the Annuitant. However, if the Contingent Annuitant predeceased the Annuitant or there is no Contingent Annuitant designation, the death benefit becomes payable to the Beneficiary.

The death of the first of any joint Participant is deemed the death of the Participant for determining payment of the death benefit.

If the Beneficiary is your spouse and your death occurs prior to the Annuity Date and the Annuitant or Contingent Annuitant is living, then in lieu of receiving the death benefit, your spouse may elect to be treated as the Participant and continue the Annuity at its current Interim Value, subject to its terms and conditions.

Calculation of the Death Benefit

If the owner (or first-to-die of the owner and joint owner) dies during the accumulation phase, we will, upon receiving appropriate proof of death and any other needed documentation in good order (proof of death), pay a death benefit to the Beneficiary designated by the deceased owner or joint owner. If the Contract is owned by an entity (e.g., a corporation or trust), rather than by an individual, then we will pay the death benefit upon the death of the annuitant. We require proof of death to be submitted promptly. The Beneficiary will receive a death benefit equal to the contract value as of the date that proof of death is received in good order at the Prudential Annuity Service Center.

Where a Contract is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Contract is required to terminate upon the death of the grantor if the grantor  pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the Contract Surrender Value will be paid out to the Beneficiary and it is not eligible for the death benefit provided under the Contract.

Instead of asking us to pay a death benefit, the surviving spouse may opt to continue the Contract, as discussed below. Generally, we impose no withdrawal charge or Market Value Adjustment when we pay the death benefit.

Example of the Death Benefit:  The Contract was issued with a $100,000 Purchase Payment but, due to withdrawals (including withdrawal charges and Market Value Adjustments), the contract value had decreased to $80,000. If the owner died, the death benefit would be $80,000.

PAYMENT OF DEATH BENEFITS

The death benefit payout options are:

•	Choice 1. Lump sum.

•	Choice 2. Generally, payment of the entire death benefit within 5 years of the date of death of the first to die. Under this choice, we will impose a Market Value Adjustment upon any withdrawal made during the 5 year period (unless the withdrawal is made during the 30-day period immediately preceding the end of a Guarantee Period).

Under a Qualified Annuity, upon your death, your designated Beneficiary must generally receive the entire death benefit within 10 years after your death. In addition, if you die on or after the required beginning date, the death benefit must also be paid to your designated Beneficiary at least as rapidly as under the method then in effect at the time of death and meet the ten-year deadline. Special rules may apply depending on the date of death, if you do not name a designated Beneficiary, or if you name an eligible designated Beneficiary. Please see "Taxes" for further information.

•	Choice 3. Payment under an annuity or settlement option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one year of the date of death of the first to die. If the distribution does not begin by such time, then no partial withdrawals will be permitted thereafter, and the death benefit must be taken as a lump sum within the 5 year or 10 year period depending on the contract type. Upon your death after 2019 under a Qualified Annuity, only an eligible designated Beneficiary (“EDB”) is allowed to take distributions over life, or over a period not extending beyond the life expectancy of the Beneficiary provided that such distributions commence within one year of death. An EDB is any designated Beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you.

If no instructions are received on where to send the death benefit payment within 5 years of the date of death, the funds will be  escheated.

Joint Ownership Rules

If the Contract has an owner and a joint owner and they are spouses, then upon the first to die of the owner and joint owner, the surviving spouse has the choice of the following:

•	The Contract can continue, with the surviving spouse as the sole owner of the Contract. In this case, the Contract held by the surviving spouse will continue to be subject to the withdrawal charge and Market Value Adjustment; or

•	The surviving spouse can receive the death benefit and the Contract will end. If the surviving spouse wishes to receive the death benefit, he or she must make that choice within the first 60 days following our receipt of proof of death. Otherwise, the Contract will continue with the surviving spouse as the sole owner.

A surviving spouse’s ability to continue ownership of the annuity may be impacted by certain legal restrictions (see “Taxes”). Please consult your tax or legal advisor for more information about such impact in your state.

If the Contract has an owner and a joint owner, and they are not spouses, the Contract will not continue. Instead, the Beneficiary will receive the death benefit.

The tax consequences to the Beneficiary may vary among the three death benefit  payout options. See, “Taxes".

PURCHASES AND CONTRACT VALUE

The Annuity referenced in this prospectus is no longer available for new sales or re-elections.

PURCHASE PAYMENT

A purchase payment is the amount of money you give us to purchase the Contract. The minimum initial purchase payment is $5,000, and may not exceed $5 million absent our prior approval, unless we are prohibited under applicable state law from insisting on such prior approval. We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Contract and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. An initial purchase payment is considered the first purchase payment received by us in good order. This is the payment that issues your Contract. All subsequent purchase payments allocated to the Contract will be considered subsequent purchase payments. You can allocate subsequent purchase payments to a Guarantee Period only during the 30-day period immediately preceding the end of a Guarantee Period, provided that any such purchase payment is at least $1,000.

Purchase payments must be submitted by check drawn on a  U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, purchase payments may be transmitted to Pruco Life via wiring funds through your Financial Professional’s broker-dealer firm. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of a contract and/or acceptance of purchase payments. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

We generally will sell you a Contract only if the eldest of the owner, any joint owner, annuitant, and any Co-Annuitant is 85 or younger on the contract date.

Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions, and thereby refuse to accept purchase payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your contract to government regulators.

Speculative Investing: The Contract is not designed for speculation, arbitrage,  viatication or any other type of collective investment scheme. Your Contract may not be traded on any stock exchange or secondary market. By purchasing this Contract, you represent and warrant that you are not using this Contract for speculation, arbitrage, viatication or any other type of collective investment scheme.

We will not issue a Contract, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue a Contract, allow changes of ownership and/or permit assignments to certain ownership types if the Contract is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. We may issue a Contract in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Contract represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue a Contract in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that elect to use the Contract as a funding vehicle.

ALLOCATION OF PURCHASE PAYMENT

When you purchase a Contract, we will allocate your invested purchase payment to the Guarantee Period of your choosing, provided that we are offering that Guarantee Period at the time. You must allocate all of your initial purchase payment to a single Guarantee Period. Likewise, any subsequent purchase payment you make during the 30-day period immediately preceding the end of a Guarantee Period will be consolidated with your existing contract value, and the total will be allocated to a single renewal Guarantee Period of your choosing.

DESIGNATION OF OWNER, ANNUITANT, AND BENEFICIARY

As the owner of the Contract, you have all of the decision-making rights under the Contract. You will also be the annuitant unless you designate someone else. The owner is the person upon whose death during the accumulation phase, the death benefit generally is payable. The annuitant is the person whose life is used to determine the amount of annuity payments and how long the payments will continue. On and after the annuity date, the annuitant may not be changed.

The Beneficiary is the person(s) or entity designated to receive any death benefit if the owner (or first-to-die of joint owners) dies during the accumulation phase. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the owner or last surviving owner dies by making a written request to us. Your request becomes effective when we approve it. However, if the Contract is jointly owned, the owner must name the joint owner and the joint owner must name the owner as the Beneficiary. If no Beneficiary is named for a trust owned contract, the default Beneficiary will be the contract owner.

In general, you may change the owner, annuitant and Beneficiary designations by sending us a request in writing in a form acceptable to us. Upon an ownership change, any automated withdrawal program will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

•	a new owner subsequent to the death of the owner or the first of any co-owners to die, except where a spouse-Beneficiary has become the owner as a result of an owner’s death;

•	a new annuitant subsequent to the annuity date;

•	for “non-qualified” investments, a new annuitant prior to the annuity date if the contract is owned by an entity;

•	a change in Beneficiary if the owner had previously made the designation irrevocable; and

•	a new annuitant for a contract issued to a grantor trust where the new annuitant is not the grantor of the trust.

An ownership change may trigger a taxable event and once an ownership change is processed, the tax reporting cannot be reversed. Therefore, you should consult with a tax advisor for complete information and advice prior to any ownership change. We assume no responsibility for the validity or tax consequences of any change of ownership.

SURRENDERS AND WITHDRAWALS

You can withdraw money at any time during the accumulation phase. If you do so, however, you may be subject to income tax and, if the withdrawal is prior to your attaining age 59½, you may be subject to a 10% additional tax. You will need our consent to make a partial withdrawal if the requested withdrawal is less than $250. During the accumulation phase, we generally have the right to terminate your Contract and pay you the contract value if the current contract value is less than $2,000 and certain other conditions apply. We may postpone paying any amount for a full or partial surrender to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction.

Gross Withdrawal or Net Withdrawal:  Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your withdrawal through a systematic withdrawal program, you may only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable withdrawal charge or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for withdrawal charge or tax withholding is taken from your contract value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your contract value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the withdrawal charge or tax withholding, that will need to be withdrawn. We then apply the withdrawal charge or tax withholding to that entire amount. As a result, you will pay a greater withdrawal charge or have more tax withheld if you elect a net withdrawal.

Contract Surrender Value:  During the accumulation phase, you can surrender your Contract at any time and you will receive the Contract Surrender Value. Upon surrender of your Contract, you will no longer have any rights under the surrendered Contract. Your Contract Surrender Value is equal to the contract value adjusted by any Market Value Adjustment, minus any withdrawal charges and premium taxes.

Income taxes, additional taxes, withdrawal charges, and a Market Value Adjustment may apply to any withdrawal you make. For a more complete explanation of tax consequences, see "Taxes".

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawal at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. We reserve the right to cease paying automated withdrawals if paying any such withdrawal would cause the contract value to be less than $2,000. The minimum automated withdrawal amount you can make is $100. An assignment of the Contract terminates any automated withdrawal program that you had in effect. Withdrawal charges, and a Market Value Adjustment, may apply to any automated withdrawal you make. You may not use the automated withdrawal feature to withdraw the interest earned under your Contract. Income taxes, additional taxes, withdrawal charges, and a Market Value Adjustment may apply to any withdrawal you make. For a more complete explanation of tax consequences, see "Taxes".

TAXES

The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax advisor regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.

On advisory products, you may establish an advisory fee deduction program for a qualified or Non-qualified Annuity such that charges for investment advisory fees are not taxable to the Annuity Owner. Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a Non-qualified Annuity to be treated as not taxable.

The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Non-qualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.

NON-QUALIFIED ANNUITIES

In general, as used in this prospectus, a Non-qualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

Taxes Payable by You

We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, all Annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount of any withdrawal that is subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your Non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Service (“IRS”). In accordance with the PLR, advisory fee payments from your Non-qualified Annuity are treated as an expense as long as your advisor attests to us that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice with respect to the Annuity and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.

It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to the 10% additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole, primary, or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

Taxes on Withdrawals and Surrender Before Annuity Payments Begin

If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts that include Purchase Payments made prior to August 14, 1982 that are issued via 1035 exchange. Withdrawals from a contract with Purchase Payments made before August 14, 1982 are treated as a return of cost basis in the Annuity first until those pre-August 14, 1982 Purchase Payments are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982 is not subject to the 10% additional tax.

You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. Under most circumstances, this rule does not apply if you transfer the Annuity to your spouse or if you transfer the Annuity incident to divorce.

If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax and possibly the 10% additional tax.

Taxes on Annuity Payments

If you select an annuity payment option as described in “Annuity Period”, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.

If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

Maximum Annuity Date

You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.

Please refer to your Annuity contract for the maximum Annuity Date.

Partial Annuitization

We do not currently permit partial annuitization.

Medicare Tax on Net Investment Income

The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $16,000 for estates and certain trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.

10% Additional Tax for Early Withdrawal from a Non-Qualified Annuity

You may owe a 10% additional tax on the taxable part of distributions received from your Non-qualified Annuity. Amounts are not subject to this additional tax if:

•	the amount is paid on or after you reach age 59½;

•	the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);

•	the amount received is attributable to your becoming disabled (as defined in the Code);

•	generally the amount paid or received is in the form of substantially equal periodic payments (as defined in the Code) not less frequently than annually (please note that substantially equal periodic payments must continue until the later of reaching age 59½ or five years and the impermissible modification of payments during that time period will result in retroactive application of the 10% additional tax); or

•	the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

Special Rules in Relation to Tax-free Exchanges Under Section 1035

Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, annuity contract or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed

(other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax advisor before proceeding with the transaction.

If an Annuity is purchased through a tax-free exchange of a life insurance contract, annuity contract or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.

After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.

Taxes Payable by Beneficiaries for a Non-Qualified Annuity

If an Owner dies before the Annuity Date, the Death Benefit distributions are taxed at ordinary income tax rates. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

•	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

•	Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts.

•	Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining cost basis is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Non-qualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Non-qualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

Reporting and Withholding on Distributions

Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect a different tax withholding rate or elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a  U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of distributions from the Annuity. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Entity Owners

Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.

Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Non-qualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant’s death in certain instances) under Section 72(s) of the Code. See the “Payment of Death Benefits”  section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.

Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.

Annuity Qualification

Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Non-qualified Annuity Variable Options must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the Variable Options of the Annuity meet these diversification requirements.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. The tax law limits the amount of control you may have over choosing investments for your Annuity. If this “investor control” rule is violated your Annuity assets will be considered owned directly by you and you lose the favorable tax treatment generally afforded to annuities.

While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity contract for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity contract. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

Required Distributions Upon Your Death for a Non-Qualified Annuity.

Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Non-qualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means, for example, that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.

Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES

In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Non-qualified Annuity held by a tax-favored retirement plan.

The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.

A Qualified Annuity may have been purchased for use in connection with:

•	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

•	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

•	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

•	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

•	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

•	Section 457 plans (subject to 457 of the Code).

A Non-qualified Annuity may have been purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

Types of Tax-favored Plans

IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The $1,000 catch-up contribution for IRA owners age 50 or older is indexed for inflation starting in 2024 in accordance with the Consolidated Appropriations Act, 2023 (which includes SECURE 2.0 of 2022 (“SECURE 2.0”). You may be able to claim a deduction for your contributions depending on your modified adjusted gross income.  Go to www.irs.gov for the limits for each year.

The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law and the terms of the Annuity). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule. There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.

In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

•	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

•	Your rights as Owner are non-forfeitable;

•	You cannot sell, assign or pledge the Annuity;

•	The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);

•	The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn the applicable age (see the Required Minimum Distribution rules for more details); and

•	Death and annuity payments must meet Required Minimum Distribution rules described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Non-qualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

•	A 10% early withdrawal additional tax described below;

•	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

•	Failure to take a Required Minimum Distribution, also described below.

If you make any non-deductible contributions to your IRA, a portion of any subsequent distribution may be tax-free as a return of those contributions. You are required to keep track of this and determine the taxable and non-taxable portions. IRS rules require that we report the full amount of any distribution as taxable.

Simplified Employee Pensions (SEP). SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

•	If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution and catch-up limits and compensation limit.

•	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

•	SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income with the employer making these contributions to the SEP. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch-up contribution amount. These amounts are indexed for inflation and may depend on the participant’s age. Go to www.irs.gov for the current year contribution limit and catch-up contribution limit. Not all Annuities issued by us are available for SARSEPs.

•	You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

•	Roth contributions are permitted for SEP IRAs starting in 2023. The Company does not currently offer Roth contributions for SEP IRAs, but we reserve the right to offer this contribution type in the future.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

•	Contributions to a Roth IRA cannot be deducted from your gross income;

•	“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

•	If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA (subject to a timing restriction), employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA. You may also purchase an Annuity for a Roth IRA, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a “conversion”). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax unless a distribution that is allocable to the rollover contribution is distributed within 5 years of the conversion).

In addition, SECURE 2.0 amends the Code to allow for tax and penalty free rollovers from 529 accounts to Roth IRAs, under certain conditions. Starting in 2024, beneficiaries of 529 college savings accounts would be permitted to roll over up to $35,000 over the course of their lifetime from any 529 account in their name to their Roth IRA. These rollovers generally are also subject to Roth IRA annual contribution limits, and the 529 account must have been open for at least 15 years, among other requirements.

The Code also permits the recharacterization of current year contribution amounts from a traditional IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions). However, no recharacterizations of conversions can be made.

Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law and the terms of the Annuity. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.

TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch-up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

•	Your attainment of age 59½;

•	Your severance of employment;

•	Your death;

•	Your total and permanent disability; or

•	Hardship

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn the applicable age or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

Late Rollover Self-Certification

You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal advisor regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.

Required Minimum Distributions and Payment Options

If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach the applicable age (“required beginning date”) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs and designated Roth accounts under employer sponsored plans are not subject to these rules during the Owner’s lifetime.

If you were born...	Your “applicable age” is …
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
After 1959	75

The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the Required Minimum Distribution deadline so that a timely distribution is made. Please note that there is a 25% excise tax (a 50% excise tax applied prior to the 2023 taxable year) on the amount of any required minimum distribution not made in a timely manner. The excise tax on failure is further reduced from 25% to 10% if corrected in a timely manner and certain other conditions are met in accordance with SECURE 2.0.

Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial present value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. Under this option we will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other tax favored retirement plans you may own. If a trustee-to-trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.

Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. In accordance with SECURE 2.0, a new optional method for calculating your RMDs may be available if you have an IRA in an annuity payout (or partial annuity payout), and an IRA in the deferral stage. Please contact your tax advisor to determine if this calculation method is appropriate for you. In addition, if you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your non-Roth IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply. These rules may also apply to other types of tax favored retirement plans such as TDAs.

Charitable IRA Distributions.

Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000 (indexed for inflation beginning after 2023), for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. The amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year. You should consult your tax advisor about whether a one-time distribution up to $50,000 (indexed for inflation beginning after 2023) that is made from your IRA to a “split-interest entity” can be excluded from your gross income.

The IRS has currently indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Unless otherwise required in the future by the IRS, we will report the distribution as a normal IRA distribution on Form 1099-R. In those instances, individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns. However, if we receive certification that the distribution satisfies the requirements, we will report the distribution as a charitable IRA distribution on Form 1099-R.

Required Distributions Upon Your Death for a Qualified Annuity

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner and Beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.

The information provided below applies to Owner and Beneficiary deaths after 2019. In addition, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

•	Death before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is generally determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin by the end of the calendar year following the year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.

•	Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors and Beneficiaries that are not individuals.

•	Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the post-death distribution requirements.

•	Other rules. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the requirements generally do not apply to an immediate annuity contract purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

•	Spousal continuation. If your beneficiary is your spouse, such surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to their own IRA, or by electing to treat your IRA as their own IRA. However, in certain circumstances the surviving spouse may have to take “hypothetical RMDs” (i.e., catch-up amounts required in accordance with the regulations).

The post-death distribution requirements are complex in numerous respects. Treasury has issued final and proposed regulations that may impact these required minimum distribution requirements. We reserve the right to make changes in order to comply with the final and proposed regulations, or any regulations published in the future. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date. Similar rules may apply to designated Roth accounts under an employer-sponsored retirement plan. Consult your plan sponsor or tax advisor for more information on designated Roth accounts.

10% Additional Tax for Early Withdrawals from a Qualified Annuity

You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan. Amounts are not subject to this additional tax if:

•	the amount is paid on or after you reach age 59½ or die;

•	the amount received is attributable to your becoming disabled; or

•	generally the amount paid or received is in the form of substantially equal periodic payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal periodic payments must continue until the later of reaching age 59½ or five years. Certain modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)

There are a number of other exceptions to this tax that may apply. In addition, distributions that satisfy certain exceptions to this tax may be repaid in certain circumstances. You should consult your tax advisor for further details.

Withholding

For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

•	For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and

•	For all other distributions, we will withhold at a 10% rate.

If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. In addition, if you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes (including any estimated tax liabilities) on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.

ERISA Requirements

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

Spousal Consent Rules for Retirement Plans – Qualified Annuities

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required unless specifically required under the terms of the plan. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

ADDITIONAL CONSIDERATIONS

Reporting and Withholding for Escheated Amounts

Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund. Non-qualified annuity contracts generally are subject to the same or similar federal income tax reporting and withholding requirements as IRAs and qualified retirement plans. As a result, we may determine in the future that we have an obligation to follow similar guidelines with respect to any amounts escheated from your Non-qualified Annuity.

Gifts and Generation-skipping Transfers

If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.

Civil Unions and Domestic Partnerships

U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner or domestic partner.

LEGAL PROCEEDINGS

As of the date of this prospectus, the Company is not a party to any material legal proceedings outside of the ordinary routine litigation incidental to the business. Although the Company and it’s affiliates are involved in pending and threatened legal proceedings in the normal course of its business, we do not anticipate that the outcome of any such legal proceedings will have a material adverse effect on the Company’s ability to meet its obligations under the Annuity.

As of the date of this prospectus, Prudential Annuities Distributors, Inc. is not a party to any material legal proceedings outside of the ordinary routine litigation incidental to the business. Although Prudential Annuities Distributors, Inc. can be involved in pending and threatened legal proceedings in the normal course of its business, we do not anticipate that the outcome of any such legal proceedings will have a material adverse effect on its ability to meet its obligations related to the Annuity.

FINANCIAL STATEMENTS

The financial statements of Fortitude Life Insurance & Annuity Company are incorporated by reference in the Statement of Additional Information.

ADDITIONAL INFORMATION

ASSIGNMENT

In general and where allowed, you can assign your contract at any time during your lifetime. Your ability to assign your contract may be limited, however, if your contract was issued under a qualified retirement plan. We will not be bound by any assignment until we receive written notice of the assignment in Good Order, and we will not be liable for any payment or other action we take in accordance with the contract that occurs before we receive your written notice.

Any assignment of the contract will result in the termination of any automated withdrawal program that had been in effect. If the new Owner wants to re-institute an automated withdrawal program, then he/she needs to submit the forms that we require in Good Order. Like any other change in ownership, an assignment may trigger a taxable event. You should consult with a qualified tax advisor for complete information and advice prior to assigning your contract as, once an assignment is processed, the tax reporting cannot be reversed.

HOW TO CONTACT US

Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

Annuities Service Center

Call our Annuities Service Center at 1-800-879-7012 during normal business hours.

Internet

Access information about your Annuity through our website: www.prudential.com/annuities

Correspondence Sent by Regular Mail

Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176

Correspondence Sent by Overnight*, Certified or Registered Mail

Annuities Service
1600 Malone Street
Millville, NJ 08332

*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Annuities Service Center. Overnight mail sent through other methods (e.g. Federal Express, United Parcel Service) will be delivered to the address listed below.

Correspondence sent by regular mail to our Annuities Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Annuities Service Center. Your correspondence is not considered received by us until it is received at our Annuities Service Center. Where this prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Annuities Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Annuities Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

You can obtain account information by calling our automated response system, and at www.prudential.com/annuities, our website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your financial professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system, and at www.prudential.com/annuities, our website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

We do not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. We reserve the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

This prospectus is being provided for informational or educational purposes only and does not consider the investment objectives or financial situation of any Annuity Owner. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Annuity Owners seeking information regarding their particular investment needs should contact a financial professional.

PRUDENTIAL, THE PRUDENTIAL LOGO AND THE ROCK DESIGN ARE TRADEMARKS OF PRUDENTIAL FINANCIAL, INC. AND ITS RELATED ENTITIES, REGISTERED IN MANY JURISDICTIONS WORLDWIDE. USED UNDER LICENSE.

FORTITUDE RE AND THE FORTITUDE RE LOGO ARE SERVICE MARKS OF FORTITUDE GROUP HOLDINGS, LLC AND ITS AFFILIATES. OTHER PROPRIETARY FORTITUDE RE MARKS MAY BE DESIGNATED AS SUCH THROUGH THE USE OF THE SM OR ® SYMBOLS.

APPENDIX A –  INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Certain Investment Options may not be available through certain financial intermediaries. See the Cover Page for additional information

Fixed Options

The following is a list of Guarantee Periods currently available under the Contract. We may change the features of the Guarantee Periods listed below, offer new Guarantee Periods, and terminate existing Guarantee Periods. We will provide you with written notice before doing so. For more information about the Guarantee Periods, see “Description of Insurance Company and Investment Options” in the prospectus.

Note: If amounts are withdrawn from the Guarantee Period, we will apply a Market Value Adjustment. This may result in a significant reduction in your contract value. For more information about the Market Value Adjustment, see “Charges and Adjustments” in the prospectus.

Name	Term	Minimum Guaranteed Interest Rates*
Guarantee Period	1 Year	0%[1]
Guarantee Period	2 Year	0%[1]
Guarantee Period	3 Year	0%[1]
Guarantee Period	4 Year	0%[1]
Guarantee Period	5 Year	0%[1]
Guarantee Period	6 Year	0%[1]
Guarantee Period	7 Year	0%[1]
Guarantee Period	8 Year	0%[1]
Guarantee Period	9 Year	0%[1]
Guarantee Period	10 Year	0%[1]

*The rate shown was the last Minimum Guaranteed Interest Rate issued before the product closed to new customers. Your Minimum Guaranteed Interest Rate is the amount shown on your Contract and can vary by state. Please consult with your representative for availability and current rates.

1The Minimum Guaranteed Interest Rate is linked to an index and never less than zero, as shown on your Contract Schedule and subject to state minimums.

A-1

APPENDIX B - ILLUSTRATION OF INTEREST CREDITING

THIS EXAMPLE ASSUMES NO PARTIAL SURRENDERS DURING THE GUARANTEE PERIOD. WHETHER A SURRENDER CHARGE APPLIES TO ANY INTERIM PARTIAL SURRENDERS OR TO A FULL OR PARTIAL SURRENDER AT THE END OF THE GUARANTEE PERIOD DEPENDS ON THE STRUCTURE OF SURRENDER CHARGES AS SHOWN IN YOUR CONTRACT, AND WHETHER THAT GUARANTEE PERIOD EXTENDS BEYOND THE DATE SURRENDER CHARGES APPLY. THE MARKET VALUE ADJUSTMENT WOULD APPLY TO ANY INTERIM PARTIAL SURRENDER EXCEPT, WHERE REQUIRED BY LAW, AN INTERIM PARTIAL SURRENDER OCCURRING NOT MORE THAN 30 DAYS BEFORE THE END OF A GUARANTEE PERIOD.

THE HYPOTHETICAL INTEREST RATE USED IS ILLUSTRATIVE ONLY AND IS NOT INTENDED TO PREDICT FUTURE INTEREST RATES TO BE DECLARED FOR ANY CONTRACT. ACTUAL INTEREST RATES DECLARED FOR ANY GIVEN CONTRACT AT ANY GIVEN TIME MAY BE MORE OR LESS THAN THOSE SHOWN.

In this example the Guarantee Period begins on the Contract Date. Should an alternate Guarantee Period be chosen, Guarantee Periods may begin and end on other than anniversaries of the Contract Date.

Interim Value at beginning of the Guarantee Period:		$50,000
Guarantee Period:		5 Years
Guarantee Rate:		5% Effective Annual Rate
Year	Interest Credited During Contract Year	Cumulative Interest Credited
1	$2,500.00	$2,500.00
2	$2,625.00	$5,125.00
3	$2,756.25	$7,881.25
4	$2,894.06	$10,775.31
5	$3,038.77	$13,814.08

B-1

Mailing

This prospectus describes the important features of the Annuity and provides information about Fortitude Life Insurance & Annuity Company (“we,” “our,” “us,” “FLIAC,” or “the Company”).

We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (SAI), dated May 1, 2026 that includes additional information about the Annuity and the Company. The  SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Annuity, or to make other investor inquiries, please call 1-800-879-7012.

Reports and other information about the Contract are available on the SEC’s website at  www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

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Ten Exchange Place
Suite 2210
Jersey City, New Jersey 07302

Edgar Contract Identifier: C000267639	FREGMA-PROS

Guaranteed Maturity Annuity
(“Contract” or “Annuity”)

Statement of Additional Information: MAY 1, 2026
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY
(“we”, “our”, the “Company”, or “us”)

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE PROSPECTUS(ES) DATED MAY 1, 2026 CONTAIN INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS(ES) SEND A WRITTEN REQUEST TO ANNUITIES SERVICE CENTER, P.O. BOX 7960, PHILADELPHIA, PA 19176 OR TELEPHONE 1-800-879-7012. YOU MAY ACCESS THE PROSPECTUS(ES) AT THE LINK(S) BELOW.

Guaranteed Maturity Annuity; C000267639	www.prudential.com/FLIAC-GMA-STAT

1

GENERAL INFORMATION ABOUT FORTITUDE LIFE INSURANCE & ANNUITY COMPANY

Fortitude Life Insurance & Annuity Company

Fortitude Life Insurance & Annuity Company (“FLIAC” or the “Company”) is a stock life insurance company incorporated under the laws of Arizona as of August 31, 2013, formerly incorporated in Connecticut. FLIAC was formerly Prudential Annuities Life Assurance Corporation (“PALAC” or “Former Company”). On April 1, 2022, Prudential Financial, Inc., the parent of PALAC, completed its sale of PALAC to Fortitude Group Holdings, LLC (the “Transaction”). As a result of the Transaction, PALAC changed its name to FLIAC. FLIAC is a wholly-owned subsidiary of Fortitude Group Holdings, LLC.

SERVICE PROVIDERS

The Company conducts the bulk of its annuity operations through The Prudential Insurance Company of America (together with certain of its affiliates, the “Administrator”) and other third-party service providers, subject to the Company’s oversight. The entities engaged directly or indirectly by the Company to provide services may change over time.

The Administrator services and administers the Annuity on behalf of the Company through one or more third party administrator, administrative services or other similar agreements. The Administrator’s principal executive offices are located at One Corporate Drive, Shelton, CT 06484. The Administrator is an affiliate of Prudential Annuities Distributors, Inc., the distributor of the Annuity, but is not otherwise an affiliate of the Company.

As of December 31, 2025, the following non-affiliated entities could be deemed service providers to the Company in connection with the Annuity.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY, 11717
CFGI (A Portfolio Company of Caryle & CVC)	TPA Cybersecurity Auditing	1 Lincoln Street, Suite 1301, Boston, MA, 02111
DFIN Donnelley Financial Solutions	N-CEN filings	35 West Wacker Drive, Chicago, IL, 60601
Docufree Corporation	Records management and administration of annuity contracts Mail receipt / Imaging, check deposits, pricing, ahoc mailings.	10 Ed Preate Drive, Moosic, PA, 18507
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY, 10022
FTI Consulting Inc.	TPA Audits	555 12th Street NW, Suite 700, Washington, DC, 20004
Grant Thornton	TPA Audits	2001 Market Street, Suite 800, Philadelphia, PA 19103
Guidehouse	Claim related services	1676 International Drive, Suite 800, McLean, VA, 22102
National Financial Services	Clearing and settlement services for Distributors and Carriers.	900 Salem St. Smithfield, RI, 02917
Open Text, Inc	Fax Services	2440 Sand Hill Rd. Suite 302, Menlo Park, CA, 94025
PERSHING LLC	Clearing and settlement services for Distributors and Carriers.	One Pershing Plaza, Jersey City, NJ, 07399
Prudential Insurance Company of America (“PICA”)	Third party administration and processing for Annuity contracts	213 Washington Street, Newark, NJ, 07102- 2992
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	570 Washington Boulevard, Jersey City, NJ, 07310
Thomson Reuters	Tax reporting services	3 Times Square, New York, NY, 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	135 Will Drive, Canton, MA 02021

2

CONTRACT ADJUSTMENTS

Market Value Adjustment Formula (“MVA Formula”) & Examples

The MVA formula is applied separately to each Guaranteed Period to determine the Account Value of the Guaranteed Period on a particular date. The formula is as follows:

[(1+I)/(1+J+the adjustment amount)](N/12)

where:

I is the Guarantee Rate applicable to the Guarantee Period for your Contract;

J is the Current Rate for the Guarantee Period equal to the number of years (rounded to the next higher number when occurring on other than an anniversary of the beginning of the current Guarantee Period) remaining in your current Guarantee Period (“Remaining Period”);

N is the number of months (rounded to the next higher number when occurring on other than a monthly anniversary of the beginning of the current Guarantee Period) remaining in your Guarantee Period.

Nonetheless, a full or partial surrender at the end of a Guarantee Period is not affected by the MVA.

If we are no longer offering a Guarantee Period equal to the Remaining Period but are offering Guarantee Periods that are both shorter and longer than the Remaining Period, we will interpolate a rate for  J between our Current Rates for the next shortest and next longest Guarantee Periods then being offered. If we are no longer offering a Guarantee Period equal to the Remaining Period and also are no longer offering Guarantee Periods that are both longer and shorter than the Remaining Period, we will determine rates for both I and J based on the Moody’s Corporate Bond Yield Average - Monthly Average Corporates (the “Average”), as published by Moody’s Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody’s. For determining I, we will use the Average for the applicable Guarantee Period published on or immediately prior to the start of your current Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

In the special case where I =  J, the MVA is set equal to 1.

Market Value Adjustment Examples

The following examples show the effect of the MVA on a surrender. The examples assume surrender charges do not apply and: Interim Value at Beginning of Guarantee Period: $50,000

•	Guarantee Period: 5 years

•	Guarantee Rate: 3% effective annual rate

•	Date of Calculation: End of the third year since the beginning of the Guarantee Period (two exact years remaining to the end of the Guarantee Period)

•	Adjustment Amount: 0.25% of interest

Example of Positive Market Value Adjustment

Assume J = 2%

(Current Rate for Contracts electing a two-year Guarantee Period)

At this point I = 3% (0.03) and  N = 24

(number of months remaining in the Guarantee Period)

Interim Value prior to application of  MVA: $54,636.35

MVA = [(1+I)/(1+J+0.0025)]N/12 = [1.03/1.0225]2 = 1.014724

Net Surrender Value = Interim Value X  MVA = $55,440.80.

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Example of Negative Market Value Adjustment

Assume J = 4%

(Current Rate for Contracts electing a two-year Guarantee Period)

At this point I = 3% (0.03) and  N = 24

(number of months remaining in the Guarantee Period)

Interim Value prior to application of  MVA: $54,636.35.

MVA = [(1+I)/(1+J+0.0025)]^N/12 = [1.03/1.0425]2 = 0.976163

Net Surrender Value = Interim Value X  MVA = $53,333.98.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - PRUDENTIAL ANNUITIES DISTRIBUTORS, INC.

Prudential Annuities Distributors, Inc. (“PAD”), is the distributor and principal underwriter of the Annuity offered through this prospectus. PAD acts as the distributor of several annuity and life insurance products and the AST Portfolios. Other than in its role as distributor and principal underwriter of the Annuity, PAD is not affiliated with the Company. Prior to the Transaction, the Company and PAD were affiliates by virtue of common control. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (the “Exchange Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Contract is  no longer sold but Owners may make additional Purchase Payments and transfer Account Value in accordance with the Annuity. PAD enters into distribution agreements with unaffiliated broker-dealers who are registered under the Exchange Act (“Firms”). Applications for annuity products are solicited by registered representatives of those firms. PAD utilizes a network of its own registered representatives to wholesale annuity products to Firms. Because a variable annuity contract is an insurance product as well as a security, all registered representatives who sell variable annuity contracts are also appointed as insurance agents of ours.

We sell our annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the New York Stock Exchange, including “wirehouse” and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners.

Under the selling agreements, cash compensation in the form of commissions is paid to firms on sales according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of the Account Value. We may also provide cash compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain of our products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under our annuity products sold through the firm. Commissions and other cash compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.

In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset-based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.

We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain of our products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under our annuity products sold through the Firm.

In addition, in an effort to promote the sale of our products (which may include the placement of the Annuity on a preferred or recommended company or product list and/or access to the Firm’s registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity’s features; conducting due diligence and analysis; providing office access, operations,

4

systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisors/subadvisors or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as occasional meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.

Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by us.

A list of the firms to whom we pay an amount under these arrangements is provided below. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling one annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally considered as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to your Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.

With respect to all individual annuities issued by the Company (or its affiliates as of the time periods indicated), PAD received commissions as follows: 2025: $93,371,339.40; 2024: $104,252,728.14 and 2023: $98,619,373.99. PAD retained none of those commissions.

The list below includes the names of the firms that we are aware as of December 31, 2025 received cash compensation with respect to our annuity business during 2025 (or as to which a payment amount was accrued during 2025). The firms listed below include those receiving payments in connection with marketing of products issued by Fortitude Life Insurance & Annuity Company. During 2025, the least amount paid, and greatest amount paid, were $1.50 and $6,376,139.77, respectively.

Name of Firm:

Allstate Financial Srvcs, LLC
Cadaret, Grant & Co., Inc.
Cambridge Investment Research, Inc.
Centaurus Financial, Inc.
Cetera Advisor Network LLC
Commonwealth Financial Network
Concourse Financial Group Securities Inc
Equitable Advisors, LLC
Equity Services, Inc.
Geneos Wealth Management, Inc.
Grove Point Investments
Hantz Financial Services, Inc.

Kestra Financial, Inc.
Lincoln Investment Planning
LPL Financial Corporation
M Holdings Securities, Inc
MML Investors Services, Inc.
Morgan Stanley Smith Barney
Next Financial Group, Inc.
Osaic Financial Advisors
Osaic Financial Securities
OSAIC Wealth
PNC Investments, LLC
Raymond James Financial Svcs

RBC CAPITAL MARKETS CORPORATION
Stifel Nicolaus & Co.
TFS Securities, Inc.
The Investment Center
TransAmerica Financial Advisors, Inc.
UBS Financial Services, Inc.
United Planners Fin. Serv.
Wells Fargo Advisors LLC
WELLS FARGO ADVISORS LLC – WEALTH
Wells Fargo Investments

MISSTATEMENT OF AGE OR SEX

If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit is based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

5

FINANCIAL STATEMENTS

The financial statements of Fortitude Life Insurance & Annuity Company are incorporated into this Statement of Additional  Information by reference to its annual report for the year ending  December 31, 2025 on Form 10-K as filed with the SEC on March 19, 2026. Such financial statements have been audited by  PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s principal business address is 21 Platform Way S., Suite 1900, Nashville, TN 37203.

6

PART C
333-274025
OTHER INFORMATION

ITEM 27. EXHIBITS:

(a)	Not Applicable
(b)	Not applicable. Fortitude Life Insurance & Annuity Company maintains custody of all assets.
(c)(1)

Revised Principal Underwriting Agreement between Prudential Annuities Life Assurance Corporation and Prudential Annuities Distributors, Inc, filed via EDGAR with Post-Effective Amendment No. 26 to Registration Statement No. 333-96577, filed April 21, 2006.

(2)	Revised Dealer Agreement filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 33-87010, filed April 24, 1998.
(3)

First Amendment to Principal Underwriting Agreement between Prudential Annuities Life Assurance Company (“Company”), and Prudential Annuities Distributors, Inc. (“Distributor”), filed via EDGAR with Post-Effective Amendment No. 49 to Registration Statement No. 333-96577, filed September 23, 2011.

(d)	Form of Guaranteed Maturity Annuity Contract. Filed Herewith.
(e)	Group Annuity Application for Participation. Filed Herewith.
(f)(1)

Amended and Restated Articles of Incorporation of Fortitude Life Insurance & Annuity Company, effective May 24, 2022 filed via EDGAR with Post-Effective Amendment No. 29 to Registration Statement No. 033-62793 filed April 26, 2023.

(2)

Second Amended and Restated Bylaws of Fortitude Life Insurance & Annuity Company, effective April 1, 2022 filed via EDGAR with Post-Effective Amendment No. 29 to Registration Statement No. 03-62793 filed April 26, 2023.

(g)

Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Certain Annuity Contracts Between Prudential Annuities Life Assurance Corporation and The Prudential Insurance Company of America. Filed Herewith.

(h)	Not Applicable
(i)(1)

Third Party Administration Agreement by and between Prudential Annuities Life Assurance Corporation and The Prudential Insurance Company of America effective as of April 1, 2022 filed via EDGAR with Post-effective Amendment No. 21 to Registration Statement No. 33-87010, filed April 19, 2022.

(2)

109 Plan Third Party Administration Agreement by and between Prudential Annuities Life Assurance Corporation and The Prudential Insurance Company of America effective as of April 1, 2022 filed via EDGAR with Post-effective Amendment No. 21 to Registration Statement No. 33-87010, filed April 19, 2022.

(j)	Not Applicable
(k)	Opinion and Consent of Counsel. Filed Herewith.
(l)	Written Consent of Independent Registered Public Accounting Firm. Filed Herewith.
(m)	Not Applicable
(n)	Not Applicable
(o)	Not Applicable
(p)	Powers of Attorney: Ciara A. Burnham. Jeffrey T. Condit, Douglas A. French, Dan Guilbert, Greta Hager, Alon Neches, Brian T. Schreiber, and Samuel J. Weinhoff. Filed Herewith.
(q)	Not Applicable
(r)	Not Applicable

ITEM 28. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITION AND OFFICES WITH INSURANCE COMPANY
Jeffrey S. Burman	Executive Vice President, General Counsel, and Secretary
Ciara A. Burnham	Director
Jeffrey Condit	Principal Accounting Officer
Sean F. Coyle	Executive Vice President and Chief Operating Officer
Dan Guilbert	Director
Douglas A. French	Director
Greta Hager	Executive Vice President, and Chief Financial Officer, Director
Alon Neches	President and Chief Executive Officer, Director
Richard Patching	Director
Brian T. Schreiber	Chairman, and Director
Samuel J. Weinhoff	Director
*	The address of each Director and Officer named is Ten Exchange Place, Suite 2210, Jersey City, New Jersey 07302.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR THE REGISTERED SEPARATE ACCOUNT:

FGH Parent, L.P. (Bermuda)(1)
Fortitude Group Holdings, LLC (Delaware)
Fortitude U.S. Reinsurance Company (Arizona) Fortitude Reinsurance Company Ltd. (Bermuda)
Fortitude Re Investments, LLC (Delaware)

Fortitude Group Services, Inc. (Delaware)
Fortitude Life & Annuity Solutions, Inc. (Delaware)
Fortitude P&C Solutions, Inc. (Delaware)
Fortitude Casualty Insurance Company (Arizona)
Fortitude Life Insurance & Annuity Company (Arizona)

Fortitude Life Insurance & Annuity Company Variable Account B (Arizona)
Fortitude Life Insurance & Annuity Company Variable Account E (Arizona)
Fortitude Life Insurance & Annuity Company Variable Account F (Arizona)
Fortitude Life Insurance & Annuity Company Index Strategies Separate Account (Arizona)
Fortitude Life Insurance & Annuity Company Variable Account D (Arizona)
Fortitude Life Insurance & Annuity Company Variable Account Q (Arizona)

Fortitude International Ltd. (Bermuda)
Fortitude International Reinsurance Ltd. (Bermuda) Fortitude Group Services Ltd. (Bermuda)
1.	This organizational chart is presented on the basis of FGH Parent, L.P. being the ultimate controlling party of the Fortitude Re group of companies. This organizational chart does not include limited partners of limited partnerships and non-managing members of limited liability companies and wholly owned investment subsidiary subcompanies. The general partner of FGH Parent, L.P. does not have control over FGH Parent, L.P. and is therefore excluded from this organizational chart. This organizational chart does not include other Carlyle portfolio company investments or other entities through which such investments are made.

ITEM 30. INDEMNIFICATION:

Fortitude Life Insurance & Annuity Company (the Company), in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Company, or who is or was serving at the request of the Company as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, the state of organization of the Company, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of the Company’s By-law, Article VI relates to indemnification of officers and directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS:

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by the Company, among other insurers. The separate account, through which the variable annuities are issued, is the Fortitude Life Insurance & Annuity Company Variable Account B. In addition, PAD serves as principal underwriter for variable annuities issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America. The separate accounts of those insurance companies are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Qualified Individual Variable Contract Account, The Prudential Individual Variable Contract Account, Prudential’s Annuity Plan Account, Prudential’s Investment Plan Account, and Prudential’s Annuity Plan Account-2.

(b) Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
Suzanne Amari One Corporate Drive Shelton, Connecticut 06484	Director
Kevin M. Brayton 280 Trumbull Street Hartford, Connecticut 06103	Senior Vice President and Director
Tracey Carroll One Corporate Drive Shelton, CT 06484	President and Director
Jessica Conley 600 Office Center Drive Apex Office Park Fort Washington, Pennsylvania 19034	Vice President
Markus Coombs 655 Broad Street Newark, New Jersey 07102	Director
Scott P. Haggerty One Corporate Drive Shelton, CT 06484	Chairman, Chief Executive Officer and Director
Tiffany Khan 751 Broad Street Newark, New Jersey 07102	Anti-Money Laundering Officer
Donald Mallavia One Corporate Drive Shelton, Connecticut 06484	Director
Shane T. McGrath One Corporate Drive Shelton, Connecticut 06484	Chief Compliance Officer and Vice President
Frank Papasavas 655 Broad Street Newark, New Jersey 07102	Treasurer
Robert P. Smit 751 Broad Street Newark, New Jersey 07102	Chief Financial Officer and Controller
Jordan Thomsen 751 Broad Street Newark, New Jersey 07102	Chief Legal Officer and Secretary

(c) Commissions received by PAD during 2025 with respect to all individual annuities issued by the Company.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	OTHER COMPENSATION
Prudential Annuities Distributors, Inc.*	$93,371,339.40	$-0-	$-0-	$-0-
*	PAD did not retain any of these commissions.

ITEM 31A. INFORMATION ABOUT CONTRACTS WITH INDEX-LINKED OPTIONS AND FIXED OPTIONS SUBJECT TO A CONTRACT ADJUSTMENT:

(a) As of December 31, 2025:

Name of the Contract	Number of Contracts Outstanding	Total Value Attributable to the Index-Linked Option and/or Fixed Option subject to an Adjustment	Number of Contracts Sold During the Prior Calendar Year	Gross Premiums Received During the Prior Calendar Year	Amount of Contract Value Redeemed During the Prior Calendar Year	Combination Contract
Guaranteed Maturity Annuity	7	$559,183.29	0	$0.00	$0.00	No

(b) Not Applicable

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS:

Not Applicable.

ITEM 33. MANAGEMENT SERVICES:

None.

ITEM 34. FEE REPRESENTATION AND UNDERTAKINGS:

With regard to the offering of the  Market Value Adjusted Options under this registration statement, the Company undertakes:

○	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

○	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement  to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City and State of New Jersey on this  27th day of April 2026.

FORTITUDE LIFE INSURANCE & ANNUITY COMPANY (INSURANCE COMPANY)
By:	Alon Neches*
Alon Neches
President and Chief Executive Officer, Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Ciara A. Burnham* Ciara A. Burnham	Director	April 27, 2026
Jeffrey T. Condit* Jeffrey T. Condit	Principal Accounting Officer	April 27, 2026
Douglas A. French* Douglas A. French	Director	April 27, 2026
Dan Guilbert* Dan Guilbert	Director	April 27, 2026
Greta Hager* Greta Hager	Executive Vice President and Chief Financial Officer, Director (Principal Financial Officer)	April 27, 2026
Alon Neches* Alon Neches	President and Chief Executive Officer, Director (Principal Executive Officer)	April 27, 2026
Richard Patching	Director
Brian T. Schreiber* Brian T. Schreiber	Chairman, Director	April 27, 2026
Samuel J. Weinhoff* Samuel J. Weinhoff	Director	April 27, 2026

By:	/s/ Richard E. Buckley
Richard E. Buckley
*	Executed by Richard E. Buckley on behalf of those indicated pursuant to Power of Attorney.